Exhibit 10.1

SUBSCRIPTION BOOKLET

CHINA GROWTH CORPORATION

Minimum of $6,500,000 up to a
Maximum of $10,000,000 of Units

Each Unit Consisting of Two (2) Preference Shares
and a Warrant to Purchase Five (5) Ordinary Shares
at an Exercise Price of $4.50 per Share
on a post- Reverse Split basis as defined herein.

Purchase Price Per Unit: $30.00

CONTENTS

Instructions for Subscription

Subscription Agreement

Investor Questionnaire

CHINA GROWTH CORPORATION

INSTRUCTIONS FOR SUBSCRIPTION

The subscriber must do the following:

1.           Complete, sign and deliver the Subscription Agreement included in this Subscription Booklet (fill out and sign on signature page).

2.           Complete, sign and deliver the Investor Questionnaire included in this Subscription Booklet (fill out and sign).

3.           Deliver payment in the aggregate amount of your subscription.

Delivery of the completed subscription documents described above and checks for subscription amounts made out to “Anslow & Jaclin, LLP, as Escrow Agent for China Growth Corporation” should be delivered directly to:

 Anslow & Jaclin, LLP
  Attn:  Richard I. Anslow, Esq.
  Kristina L. Trauger, Esq.
 195 Route 9 South, 2nd Floor
 Manalapan, NJ 07726
Tel: (732) 409-1212
Fax: (732) 577-1188

Subscription amounts may also be sent by wire transfer of immediately available funds to:

Wachovia Bank NA
800 West Main Street
Freehold, New Jersey 07726
Account No.:  2000013292968
ABA No.:  031201467
Account: Anslow & Jaclin LLP Attorney Trust Account
    Reference: China Growth Corporation Financing
           SWIFT Code:    PNBPUS33

THE COMPANY MAY ACCEPT OR REJECT SUBSCRIPTIONS IN ITS SOLE DISCRETION.  THE OFFERING IS AVAILABLE ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D AND/OR TO NON-UNITED STATES PERSONS UNDER REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between China Growth Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“China Growth” or the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

RECITALS:

WHEREAS, the Company intends to effect a share exchange (the “Share Exchange”) with Wealth Environmental Protection Group, Inc., a company incorporated under the laws of the British Virgin Islands (“Wealth Environmental Protection”). The closing of the Share Exchange is conditioned upon all of the conditions of the Offering (defined below) being met, and the Offering is conditioned upon the closing of the Share Exchange. Wealth Environmental Protection owns 100% of the issued and outstanding capital stock of Wealth Environmental Technology Holding Ltd. (“Wealth Environmental Technology”), a company incorporated under the laws of Hong Kong. Wealth Environmental Technology in turn holds all of the issued and outstanding stock of Jiangmen Huiyuan Environmental Protection Technology Consultancy Co., Ltd (“Jiangmen Huiyuan”), a company incorporated under the laws of the People’s Republic of China (“PRC”), which controls Jiangmen Wealth Water Purifying Agent Co., Ltd. (“Jiangmen Wealth Water”), a company organized under the laws of the People’s Republic of China by a series of contractual agreements and arrangements with Jiangmen Wealth Water and/or its shareholders. Wealth Environmental Protection, Wealth Environmental Technology, Jiangmen Huiyuan and Jiangmen Wealth Water are collectively referred to as “Subsidiaries” and individually, the “Subsidiary.” As a result of the Share Exchange, Wealth Environmental Protection, Wealth Environmental Technology and Jiangmen Huiyuan will become the wholly owned subsidiaries of the Company;

WHEREAS, as soon as practical following the Share Exchange and the Offering, the Company shall take any action required to be taken pursuant to any applicable laws and the Company’s Memorandum and Articles of Association, as amended, to effectuate a 1:1.42610714 reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding ordinary shares as of the closing of the Share Exchange and the Offering, with all fractional shares to be rounded up to the nearest whole share.  Hereinafter, unless indicated otherwise, all references to the preference shares and ordinary shares to be issued in connection with the Share Exchange and the Offering are based upon a post-Reverse Split basis;

WHEREAS, the Company desires to offer and sell units in a private offering (the “Offering”) (each, a “Unit,” and collectively, the “Units”) at a price of $30.00 per Unit (the “Purchase Price”) for aggregate gross proceeds of a minimum of $6,500,000 (the “Minimum Offering”) and up to a maximum of $10,000,000 (the “Maximum Offering”), which Offering is being made on an “all-or-none” basis with respect to the Minimum Offering and a “best efforts” basis with respect to the Maximum Offering;

WHEREAS, each Unit consists of the following securities on a post-Reverse Split basis: (i) two (2) shares of the Company’s Class A 6% convertible preference shares (the “Preference Share”), with each Preference Share convertible into five (5) shares of the Company’s ordinary shares (the “Ordinary Shares”) for a total of ten (10) Ordinary Shares per Unit, and (ii) a warrant (the “Warrant”) to purchase five (5) shares of the Company’s Ordinary Share (the “Warrant Share”) at a per share exercise price of $4.50. The “Preference Shares,” “Warrants” and “Warrant Shares” are collectively referred to as the “Securities.” The designation, rights, preferences and other terms and provisions of the Preference Shares are set forth in the Terms of the 6% convertible Preference Shares attached hereto as Exhibit A (the “Preference Share Terms”). The Securities sold in this Offering will not be registered under the Securities Act (as hereinafter defined) in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The minimum investment per Subscriber is One Thousand (1,000) Units or $30,000, although the Company in its sole discretion may accept subscriptions of a lesser amount; and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Units and the Subscriber confirms his/her/its subscription for the purchase of that number of Units as is set forth on the signature page hereto on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION OF UNITS

1.1           Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Units as is set forth on the signature page hereto at the Purchase Price. The aggregate Purchase Price is payable by wire transfer of immediately available funds to:

Wachovia Bank NA
800 West Main Street
Freehold, New Jersey 07726
Account No.:  2000013292968
ABA No.:  031201467
Account: Anslow & Jaclin LLP Attorney Trust Account
    Reference: China Growth Corporation Financing
 SWIFT Code PNBPUS33

1.2           The minimum purchase that may be made by any prospective investor shall be $30,000 or 1,000 Units. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Company.  The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Units to each Subscriber is a separate sale.  The Subscriber has hereby delivered and paid concurrently herewith the aggregate Purchase Price for the number of Units set forth on the signature page hereof in an amount required to purchase pay for such Unit(s), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “China Growth Corporation”.

1.3           Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in an escrow account (“Escrow Account”) with Anslow & Jaclin, LLP (the “Escrow Agent”) maintained at 195 Route 9 South, Manalapan New Jersey, 07726.  The Offering period (the “Offering Period”) shall expire on the earliest to occur of (i) the date upon which subscriptions for all of the Units offered hereby have been accepted; (ii) December 15, 2010, unless extended by the Company and the Lead Investor (defined below) without notice to investors to a date not later than December 31, 2010; or (iii) the date upon which the Company and the Lead Investor elect to terminate the Offering (the “Termination Date”).  Once the Subscribers have subscribed and the Company has accepted subscription of the Minimum Amount, the Company and the Investor Representative may conduct an initial closing (the “First Closing”). Thereafter, the Company and the Lead Investor can hold a subsequent closing (the “Final Closing”) for all or any portion of the remaining amount of the Offering, provided however, such subsequent closing must occur prior to the expiration of the Offering Period. The First Closing and the Final Closing are collectively hereinafter referred to as the “Closing.” The Subscriber acknowledges and understands that this subscription is being made on an “all-or-none” basis with respect to the Minimum Offering and a “best efforts” basis with respect to the Maximum Offering.  The Subscriber hereby authorizes and directs the Company to direct the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest.

1.4           The Closing shall occur at the offices of Anslow & Jaclin, LLP at 195 Route 9 South, 2nd Floor, Manalapan, NJ 07726 at 2:00 p.m., New York time on such date as the Company and the Lead Investor may agree upon; provided, that all of the conditions set forth hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith.

1.5           Access America Investments, LLC (the “Lead Investor”) shall act as the lead investor and investor representative on behalf of all investors in this Offering.

1.6           Certificates evidencing the Securities purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber promptly following the Closing.  The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Preference Shares and Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s account maintained by the Lead Investor, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

II.	REPRESENTATIONS BY SUBSCRIBER

The Subscriber agrees, represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

2.1           Organization and Qualification. If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

2.2           Authorization.  If an entity: (a) the Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (b) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s board of directors or other governing body and no further consent or authorization of the Subscriber, its board of directors or its shareholders, members or other interest holders is required.

2.3           Enforcement.  This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.4           Consents.  The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for such notices, filings, applications, registrations, authorizations, consents, orders, approvals and waivers (if any) as have been obtained and the filing of a Form D with the Commission and other similar filings required by applicable state securities or “blue sky” laws and regulations in connection with offerings of securities under Rule 506 (“Rule 506”) promulgated under the Securities Act, if applicable.

        2.5           Noncontravention.  Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.  Further, Subscriber represents and warrants that there are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Agreement or the transactions contemplated hereby

    2.6           Investment Purpose. The Subscriber is purchasing the Unit(s) subscribed for hereby for its own account and investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Unit in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

2.7           Accredited Subscriber Status.  The Subscriber is an “accredited investor” as defined by Rule 501 of the Securities Act, and the Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Offering and has the ability and capacity to protect to Subscriber’s interests.  Subscriber has delivered to the Company an Investor Questionnaire substantially in the form of Exhibit B attached hereto.  The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense) the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, including the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, and the Nasdaq Capital Market; to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder; if an entity, the Subscriber was not formed for the sole purpose of purchasing the Units.

2.8           Reliance on Exemptions. The Subscriber agrees, acknowledges and understands that the Securities being sold as part of the Units in this Offering are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

2.9           No General Solicitation.  The Subscriber (a) was contacted regarding the sale of the Units by the Company or  its authorized agents or representatives with whom the Subscriber had a prior substantial pre-existing relationship and (b) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.10           Information.

Such Subscriber agrees, acknowledges and understands that such Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Units that have been requested by such Subscriber or its advisors, if any, including, without limitation, a copy of the Form 8-K (the “Form 8-K”) that is being filed on or about the date hereof disclosing the Share Exchange, the risk factors set forth therein, and all exhibits to the Form 8-K (collectively with this Agreement and the Warrant, the “Offering Documents”).  Such Subscriber represents and warrants that such Subscriber and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units.  Such Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by such Subscriber or any of its advisors or representatives modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties contained herein.

Such Subscriber further represents and warrants that such Subscriber has not been furnished with any oral representation or oral information in connection with the Offering or the Securities that is not contained in, or is in any way contrary to or inconsistent with, the statements made in the Form 8-K and this Agreement.

In determining whether to make this investment, such Subscriber has relied solely on (i) such Subscriber’s own knowledge and understanding of the Company and its business based upon such Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2.12 below. Such Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Form 8-K and such Subscriber has not relied on any other representations or information.

2.11           Acknowledgement of Risk.  The Subscriber agrees, acknowledges and understands that its investment in the Units involves a significant degree of risk, including, without limitation that: (a) the Company is a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Units; (b) an investment in the Company is highly speculative and only subscribers who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities (including the underlying Ordinary Shares) is extremely limited; and (e) in the event of a disposition of the Securities (including the underlying Ordinary Shares), the Subscriber can sustain the loss of its entire investment.  The Subscriber agrees, acknowledges and understands that such risks are set forth in greater detail in the Form 8-K, and further that Subscriber has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Form 8-K.

2.12     Consultation with Advisors.  The Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Subscriber.  The Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company or its agents) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

2.13           Governmental Review.  The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units or an investment therein.

2.14           Transfer or Resale.  The Subscriber agrees, acknowledges and understands that:

(i)           the Securities have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws.  Consequently, the Subscriber may have to bear the risk of holding the Securities for an indefinite period of time because the Securities may not be transferred unless: (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(ii)           any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and

(iii)           except as set forth in herein, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

2.15           Legends.  The Subscriber agrees, acknowledges and understands that the certificates (if any) representing the Securities (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS REOFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities.  Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities pursuant to Rule 144, or (b) if the Restricted Securities are eligible for sale under Rule 144 or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

2.16           Residency.  The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

2.17           Not a Registered Representative.  The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Investor Questionnaire attached hereto as Exhibit B.

2.18           No Brokers.  The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

2.19           Reliance on Representations. The Subscriber agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.  Subscriber further represents and warrants that this Subscription Agreement and the Investor Questionnaire accompanying this Subscription Agreement do not contain any untrue statement or a material fact or omit any material fact concerning Subscriber.

            2.20           Additional Representations and Warranties of Non-United States Persons.

(i)           At the time the Subscriber was offered the Securities, it was not, and at the date hereof, such Subscriber is not a “U.S. Person” which is defined below:

(A)           Any natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. person;

(D)           Any trust of which any trustee is a U.S. person;

(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)
Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iii)           The Subscriber understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities in any country or jurisdiction where action for that purpose is required.

(iv)           The Subscriber (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Securities for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto.

(v)           The Subscriber will not resell the Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

(vi)           The Subscriber will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the Securities Act; and as applicable, shall include statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.

(vii)           No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act), general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Subscriber or any of its representatives in connection with the offer and sale of the Securities.

2.21           Short Sales and Confidentiality. Other than the transaction contemplated hereunder, the Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Subscriber, executed any disposition, including short sales (but not including the location and/or reservation of borrowable Ordinary Shares), in the securities of the Company during the period commencing from the time that the Subscriber first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date that the transactions contemplated by this Agreement are first publicly disclosed.  The Subscriber covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Subscriber understands and acknowledges that the Commission currently takes the position that coverage of short sales of Ordinary Shares “against the box” prior to the effective date of the Registration Statement with the Ordinary Shares is a violation of Section 5 of the 1933 Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, the Subscriber hereby represents, warrants and covenants that it will not engage in short sales in the securities of the Company for a period of twenty four (24) months following the Closing of the Offering.

2.22           No Distribution.  Such Subscriber represents and warrants that such Subscriber has: (i) not distributed or reproduced any confidential information provided to such Subscriber by the Company, in whole or in part, at any time, without the prior written consent of the Company, (ii) kept confidential the existence of any and all confidential information made available in connection with such Subscriber’s investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company for so long as such recipient has been in possession of any material non-public information.

                2.23           OFAC.  The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations.  The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure; and

If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

III.	REPRESENTATIONS BY THE COMPANY

The Company hereby represents and warrants to each Subscriber as follows, with the intention and understanding, as to matters pertaining to the Company, that such representations and warranties are made as of the Closing and assuming that the Share Exchange shall have been consummated immediately prior to the Initial Closing:

3.1           Organization and Qualification.

The Company is duly incorporated, validly existing and in good standing under the laws of Cayman Islands, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on (a) the business, operations assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company or any Subsidiary to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith (collectively, a “Material Adverse Effect”).

Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority  (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  Each Subsidiary is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  All of the issued and outstanding capital stock of each Subsidiary is owned, directly or indirectly, by the Company, in each case, free and clear of any liens, and has been duly authorized and validly issued, and is non-assessable.  Except for the Subsidiaries, the Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity.

3.2           Authorization; Enforcement.  (a)  The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Units in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Ordinary Shares and Warrants) have been duly authorized by the Company’s board of directors (the “Board”) and no further consent or authorization of the Company, its Board or its shareholders is required that has not or will not be obtained prior to the Closing; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3           Capitalization.  The authorized share capital of Company on a post-Reverse Split basis consists of 39,062,500 Ordinary Shares of $0.000128 par value each and 781,250 Preference Shares of $0.000128 par value each.  As of the date hereof (a) 998,275 Ordinary Shares are issued and outstanding, (b) no preference Shares are issued and outstanding, and (c) no Ordinary Shares or Preference Shares are held by the Company in its treasury.  There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or Preference Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Preference Shares, or securities or rights convertible or exchangeable into Ordinary Shares or Preference Shares.  The issue and sale of the Units, Preference Shares, Warrants and underlying Ordinary Shares hereunder will not, immediately or with the passage of time, obligate the Company to issue any securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

3.4           Issuance of Units.  The Units, Preference Shares, Warrants and the underlying Ordinary Shares purchased under this Agreement are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.   The Preference Shares, the Warrants and the underlying Ordinary Shares, when issued upon the conversion or exercise of the Preference Shares and the Warrants, and upon receipt by the Company of the consideration set forth therein, shall have been duly authorized, validly issued, fully paid and non-assessable, free and clear from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.  The Company will, at all times while the Preference Shares and Warrants are outstanding, maintain an adequate reserve of duly authorized Ordinary Shares equal to the number of Ordinary Shares issuable upon the conversion or exercise in full of the  Preference Shares and Warrants.

3.5           No Conflicts; No Violation.

The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Units and the securities underlying the Units) will not: (i) conflict with or result in a violation of any provision of the Memorandum and Articles of Association or the certificate of incorporation, by-laws or other organizational documents of the Company or any Subsidiaries; (ii) violate or conflict with, result in a breach of any provision of, constitute a default (or an event which with notice or lapse of time, or both, could become a default) under or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, indenture, patent, patent license or instrument to which the Company or any Subsidiary is a party; or (iii) result in a material violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities or “blue sky” laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities or “blue sky” laws or any listing agreement with any securities exchange or automated quotation system, neither the Company nor any Subsidiary is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of the Company’s obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Units in accordance with the terms hereof.  All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

3.6           Absence of Certain Changes.  Since September 30, 2010, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company or any Subsidiary.

3.7           Absence of Litigation.  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary or any of their respective officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

3.8           Tax Status.  Each of the Company and its Subsidiaries has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or such Subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and each Subsidiary know of no basis for any such claim.  Neither the Company nor any Subsidiary has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.  To the Company’s knowledge, none of the Company’s and none of any Subsidiary’s tax returns are presently being audited by any taxing authority.

3.9           No Brokers.  Except as set forth in Schedule 3.9 hereto, neither the Company nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

3.10           Investment Company Status.  Neither the Company nor any Subsidiary is, and upon consummation of the sale of the Units will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.11           Financial Statements.

The financial statements of Wealth Environmental Protection and its operating subsidiaries, in the form delivered to the Subscribers (collectively, the “Subsidiary Financial Statements”) fairly present in all material respects the financial condition and position of Wealth Environmental Protection and its operating subsidiaries at the dates and for the periods indicated; and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Subsidiary Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Wealth Environmental Protection and its operating subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  Since the date of the most recent balance sheet included as part of the Subsidiary Financial Statements, there has not been: (a) any change in the assets, liabilities, financial condition or operations of Wealth Environmental Protection and its operating subsidiaries from that reflected in the Subsidiary Financial Statements, other than changes in the ordinary course of business, including ongoing losses, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (b) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

The financial statements of the Company included in the Company’s Registration Statement on Form 10 (File No. 000-52339) and each report required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the “Company Financial Statements”) present fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; and have been prepared in conformity with GAAP consistently applied throughout the periods covered thereby (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  Since the date of the most recent balance sheet included as part of the Company Financial Statements, there has not been: (a) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Company Financial Statements, other than changes in the ordinary course of business, including ongoing losses, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; (b) other than as a result of the Share Exchange; or (c) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

3.13           Disclosure.  This Agreement, the Schedules and Exhibits hereto and all other documents delivered to the Subscriber in connection herewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  There are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed in the Offering Documents (including the Schedules and Exhibits thereto) or any other documents delivered to the Subscriber in connection herewith or therewith at the Closing.

3.14           Securities Law Exemption.  Assuming the truth and accuracy of the Subscriber’s representations and warranties in this Agreement and the truth and accuracy of each of the other Subscribers’ representations and warranties set forth in the subscription agreements executed by such other Subscribers, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other subscription agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

3.15           No Integrated Offering.  Neither the Company nor any of its respective affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act.  The issuance of the Units and the securities underlying the Units will not be integrated with any past issuance of the Company’s securities for purposes of the Securities Act.  The Company has not sold or issued any Ordinary Shares, Preference Shares, convertible notes or warrants during the past six months, including sales pursuant to Rule 144A, Regulation D or Regulation S under the Act, other than shares issued pursuant to employee benefit plans, if any.

3.16           Books and Records.  The books, records and accounts of each of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries, all to the extent required by generally accepted accounting principles.

IV.	TERMS OF SUBSCRIPTION

4.1           The minimum subscription by any single Subscriber shall be $30,000 or 1,000 Units; provided that the Company reserves the right to accept, in their sole discretion, subscriptions for a lesser amount of Securities.  The Offering shall terminate at the earliest to occur of (i) the date upon which subscriptions for all of the Units offered hereby have been accepted; (ii) December 15, 2010, unless extended by the Company and the Lead Investors without notice to investors to a date not later than December 31, 2010; or (iii) the date upon which the Company and the Lead Investor elect to terminate the Offering. Once the Subscribers have subscribed and the Company has accepted subscription of the Minimum Amount, the Company and the Investor Representative may conduct the First Closing. Thereafter, the Company and the Lead Investor can hold the Final Closing for all or any portion of the remaining amount of the Offering, provided however, such subsequent closing must occur prior to the expiration of the Offering Period.

Subject to the satisfaction of the conditions of the obligations of the Company and Subscriber set forth herein the Closing shall occur upon receipt of a properly executed copy of this Agreement from the Subscriber or such other subscriber and the purchase price for the Securities being purchased by the Subscriber or such other subscriber representing in the aggregate.  The date of the Closing is referred to herein as the “Closing Date.”

4.2           Pending the Closing Date, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent.

4.3           The Subscriber hereby authorizes and directs the Company to deliver the Units to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

4.4           The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn.

4.5           The Company’s agreement with each Subscriber is a separate agreement and the sale of Units to each Subscriber is a separate sale.

V.	COVENANTS OF THE COMPANY AND SUBSCRIBER

5.1           Form D; Blue Sky Laws.  The Company shall timely file with the Commission, and the applicable states, a Notice of Sale of Units on Form D with respect to the Offering, as required under Regulation D.

5.2           Expenses.  The Company and the Subscriber are liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses, except that at the Closing the Company shall disburse a total of $100,000 from the Offering proceeds to the Lead Investor as payment for the non-accountable transactional expenses incurred by the Lead Investor in connection with the Offering.

5.3           Lock-Up Agreements.  The management of the Company shall be subject to the terms and provisions of certain lock-up agreements (the “Lockup Agreements”) in substantially the form attached as Exhibit C, which shall provide the manner in which certain shareholders, officers and directors of the Company may sell, transfer or dispose of their Ordinary Shares.

5.4           Board of Directors. Subject to the terms and provisions of that certain Holdback Escrow Agreement by and among the Company and the Lead Investor, in substantially the form attached as Exhibit D (the “Holdback Escrow Agreement”), as soon as possible, but no later than three (3) months after the Share Exchange, the Company shall nominate a five (5) member Board, of which a majority of such Board shall be independent (the “Independent Directors”) (as that term is defined for Commission purposes and NASDAQ rules and regulations) (the “New Board”) and take all actions, and obtain all authorizations, consents and approvals as are required to be obtained in order to effectuate the election of these nominees. Ten Percent (10%) of the Offering proceeds shall be held in escrow until the New Board is duly appointed, subject to the terms and provisions of the Holdback Escrow Agreement.

           5.5           Chief Financial Officer.  Subject to the terms and provisions of the Holdback Escrow Agreement, as soon as possible, but no later than three (3) months after the Share Exchange, the Company shall employ a English-speaking Chief Financial Officer who shall have experience with financial reporting companies under Sarbanes-Oxley and other federal or state securities laws and shall also meet the approval and requirements of the Lead Investor. Such approval shall not be unreasonably withheld. $1,500,000 of the Offering proceeds shall be held in escrow until such Chief Financial Officer is duly appointed, subject to the terms and provisions of the Holdback Escrow Agreement.

           5.6           Investor Relations Firm.   Subject to the terms and provisions of that certain Investor Relations Escrow Agreement by and among the Company and the Lead Investor, in substantially the form attached as Exhibit E (the “Investor Relations Escrow Agreement”), the Company shall place a total of $120,000 in an escrow account with Anslow & Jaclin, LLP to be allocated for Investor Relations activities (the “IR Holdback Amount”).  The IR Holdback Amount shall be disbursed in accordance with the terms of the Investor Relations Escrow Agreement.  The Lead Investor shall have the right to present to the Company several investor relationship firms as candidates, from which the Company in its own discretion appoint an investor relation firm.

5.7           Filing the Exchange Application.  The Company shall submit an application to list and trade its Ordinary Shares on a Senior Exchange at the earliest possible time but not later than the date which is thirty (30) days of the Registration Statement (as defined below in Section 8.1) being declared effective. “Senior Exchange” shall mean Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select or any successor market thereto, NYSE Amex or any successor market thereto, or NYSE or any successor market thereto.

5.8           Make Good Agreement.     Pursuant to the terms of a make good and escrow agreement (the “Make Good Agreement”) in substantially the form attached as Exhibit F, management has agreed to place a total of 4,500,000 insider shares (after giving effect to the Reverse Split) of management’s Ordinary Shares (the “Escrow Shares”) in an escrow account maintained by Anslow & Jaclin, LLP (the “Make Good Escrow Agent”) as security to ensure that the Company meets certain performance targets for the fiscal years ending 2010 and 2011.  The Escrow Shares will be transferrable in accordance with the terms of the Make Good Agreement.

5.9           Compliance with Law.  As long as the Subscriber owns any of the Preference Shares or Warrants, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business (including, without limitation, all applicable local, state and federal environmental laws and regulations), except for those laws, rules and regulations the failure to comply with which would not have a Material Adverse Effect.

5.10           Sales by Subscribers.  The Subscriber shall sell any and all Registrable Securities (as defined below) purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Subscriber will not make any sale, transfer or other disposition of the Units in violation of federal or state securities or “blue sky” laws and regulations.

5.11           No Change of Control. The Company will not undertake a Change of Control (as defined below) transaction for a period of twenty four (24) months from the Initial Closing of the Offering without the written consent of the Lead Investor.

“Change in Control” shall mean (i) the acquisition by any one person, or more than one person acting as a group (within the meaning of Rule 13d-3), of ownership of stock of the Company possessing more than 50% of the total voting power of the share capital of the Company; or (ii) (a) any consolidation or merger of the Company, in which the stockholders of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation (or if the transaction is structured as merger or consolidation of subsidiaries, 50% or more of the continuing or surviving parent corporation) immediately after such consolidation or merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company.

5.12           Dilution.  For a period of twenty-four (24) months after the Initial Closing (the “Dilution Period”), issuances of any Ordinary Shares or securities convertible into or exercisable for Ordinary Shares resulting in dilution of more than 10% of the “book value” of the Company’s Ordinary Shares will require the approval of the independent directors of the board and the Lead Investor. Additionally, during the Dilution Period, the Company shall not offer any Ordinary Shares or securities convertible into or exercisable for Ordinary Shares at an offering price less than $3.00 per share except for Exempt Issuances (as defined below).  If any such shares are issued during the Dilution Period, regardless of the context of such issuance, at a price per share of less than $3.00 (subject to equitable adjustment in the event of stock dividends, stock split, stock consolidation or other capital reorganization) (the “Lower Price Issuance”) without the consent of the Lead Investor, then the Company shall issue, for each such occasion, additional shares of common stock to each Subscriber so that the per share purchase price of the Ordinary Shares purchased by each Subscriber is equal to such other lower price per share.  The delivery to each Subscriber of the additional Ordinary Shares shall be not later than the closing date of the transaction giving rise to the requirement to issue additional Ordinary Shares.  For purposes of this paragraph, the issuance of any security of the Company carrying the right to convert such security into Ordinary Shares or of any warrant, right or option to purchase Ordinary Shares shall be deemed to be the issuance of the additional Ordinary Shares upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of Ordinary Shares upon exercise of such conversion or purchase rights if upon such actual issuance the Ordinary Shares are issued at a price that is lower than the purchase price for such Ordinary Shares that was in effect upon issuance.  As used in this paragraph, “Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

5.13           Mandatory Conversion. In the event that the Company completes the listing of its Ordinary Shares on a Senior Exchange, all outstanding Preference Shares shall automatically convert into Ordinary Shares, without any further action on the part of the Subscribers, in accordance with the Preference Share Terms and applicable laws.

                5.14           No Commissions in Connection with Conversion of Preference Shares. In connection with the conversion of the Preference Shares into Ordinary Shares, neither the Company nor any person acting on its behalf will take any action that would result in the Ordinary Shares being exchanged by the Company other than with the then existing holders of the Preference Shares exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Securities Act.

5.15           Related Party Transactions.  For a period twenty-four (24) months after the New Board is in place, all Company’s transactions with related parties as defined in Item 404(a) of the Regulation S-K  shall be subject to authorizations, consents and approvals of the majority of the Independent Directors.

5.16           Reverse Stock Split.  As soon as practicable following the Final Closing, the Company shall take any action required to be taken pursuant to any applicable laws and the Company’s Memorandum and Articles of Association, as amended to effectuate a 1:1.42610714 Reverse Split of the Company’s issued and outstanding ordinary shares as of the Final Closing.

5.17           Investor Conferences and Investor Road Shows. Within eighteen (18) months after the Share Exchange, the Company shall attend a minimum of three (3) investor conferences and perform two (2) investor road shows organized by the Company’s investor relations firm.

5.18           Investor Focused Company Website.  The Company shall commit to have an investor focused company website (or an investor focused section on its existing company website) fully operational by the time that the Company submits its application for listing on a Senior Exchange.

VI.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

The Subscriber’s obligation to purchase Units at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

6.1           Representations and Warranties Correct.  The representations and warranties made by the Company herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

6.2           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

6.3           No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

6.4           No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Ordinary Shares and the Warrants (except as otherwise provided in this Agreement).

6.5           Legal Opinion.  On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by the Lead Investor.

6.6           Officer’s Certificates.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Closing Date, certifying to the Subscribers the fulfillment of the conditions specified herein and the Company and Wealth Environmental Protection shall have each delivered a Certificate, executed by their respective Chief Executive Officers, dated as of the Closing Date, certifying to the Subscribers the representations and warranties and conditions set forth in the Agreement.

6.7           Secretary Certificates.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying to the Subscribers the resolutions adopted by the Board of the Company approving, as applicable, the transactions contemplated by this Agreement and the other Offering Documents, and the issuance of the Preference Shares and the Warrants, certifying the current versions of its Memorandum and Articles of Association or other organizational documents and certifying as to the signatures and authority of persons signing the Offering Documents and related documents on its behalf.

6.8           Preference Share Terms. The Board of the Company shall have adopted on or before the Closing the Preference Share Terms in the form attached hereto as Exhibit A.

VII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO SELL  SECURITIES

The obligation of the Company to sell the Units at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

7.1           Representations and Warranties.  The representations and warranties of each Subscriber contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

7.2           Performance. The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering agreements to be performed, satisfied or complied with by such Subscriber at or prior to the Closing.

7.3           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction agreements.

7.4           Subscriber Deliverables.  The Subscriber shall have delivered its Purchase Price in accordance with Article I hereof duly executed by such Subscriber.  Each U.S. Subscriber shall have delivered a duly completed Investor Questionnaire in the form attached as Exhibit B.

7.5           Termination.  This Agreement shall not have been terminated as to such Subscriber in accordance with Section 9.20.

VIII.	REGISTRATION RIGHTS.

8.1           Registration; Definitions.

No later than sixty (60) days following the Final Closing of the Offering (the “Filing Date”), the Company shall prepare and file with the SEC a registration statement covering the resale of all of the Ordinary Shares upon conversion of the outstanding shares of Preference Shares (the “Conversion Shares”) and the Warrant Shares (collectively, the “Registrable Securities”) on Form S-1 (or another appreciate form in accordance herewith) (the “Registration Statement”).  Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no event later than 180 days following the Final Closing of the Offering (the “Effective Date”), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

           Subject to the limitation set forth below, if a Registration Statement covering 100% of the Registrable Securities is not filed with the Commission on or prior to the Filing Date or declared effective on or prior to the Effective Date by the Commission, the Company shall pay to each Subscriber per calendar month, or portion thereof, liquidated damages equal to one percent (1%) of the purchase price paid by such Subscriber pursuant to this Agreement until such time as such Registration Statement shall have been filed with the Commission or declared effective by the Commission, as the case may be.  The maximum aggregate liquidated damages payable to each Subscriber under this Agreement shall be seven percent (7%) of the purchase price paid by such Subscriber pursuant to this Agreement. However, such liquidated damages payable in the event that the Registration Statement is not declared effective by the Effective Date will be waived, provided that (1) the Company has responded to all SEC comments on the Registration Statement and its amendments within twenty (20) business days of their respective receipt, which shall be extended to thirty (30) business days if the SEC response cannot be submitted because the Company is required to provide updated financial statements pursuant to Regulation S-X; and (2) if the Company is current with the filing of all of its periodic reports under the Exchange Act.

The securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144 (or any successor thereto) under the Securities Act.

The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

8.2           Registration Procedures.

In connection with the Company’s registration obligations set forth herein, the Company shall:

Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities.

Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

Comply with all applicable rules and regulations of the Commission.

Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

8.3           Registration Expenses.  All fees and expenses of the Company incident to the performance of or compliance with the registration obligations by the Company shall be borne by the Company.

8.4           Indemnification.  In the event that any Registrable Securities are included in a Registration Statement under this section:

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this section, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this section exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

Promptly after receipt by an indemnified party under this section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this section.

If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

The obligations of the Company and Holders under this section shall survive the completion of any offering of Registrable Securities in a registration statement.

8.5           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

8.6           Cutback.  In connection with filing the Registration Statement, if the Commission limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities (the “Cut Back Shares”) on a pro rata basis among the Holders thereof.  The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the Company’s Registration Statement was declared effective, file with the SEC an additional Registration Statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder.  In the event that Form S-1 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form.  The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the ninety (90) days from the filing date of the Additional Registration Statement.  No liquidated damages under Section 7.1 shall accrue on or as to any Cut Back Shares, and the required Filing Date for such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC comments.

8.7           Waivers.  With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this section may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended.  Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

IV.	MISCELLANEOUS

9.1           Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

9.2           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile or .pdf data file delivery, which copy shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

9.3           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

9.4           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

9.5           Entire Agreement; Amendments.  This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscribers holding at least 50.1% of the Preference Shares then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preference Shares then outstanding.

9.6           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party.  The addresses for such communications are:

If to the Company:	China Growth Corporation
c/o Jiangmen Wealth Water Purifying Agent Co., Ltd.
Attn: Mingzhuo Tan
Chief Executive Officer
Jing Gen Industrial Park
#10 Gangkouerlu Road
Du Ruan Town, Jiangmen City
Guangdong Province, China
Tel: (86)750-395-9988

With copies to:	Anslow & Jaclin, LLP
Attn:Richard I. Anslow
Kristina L. Trauger
195 Route 9 South, 2nd Floor
Manalapan, NJ 07726
Tel: (732) 409-1212
Fax: (732) 577-1188

Dai & Associates, P.C.
Attn: Shang Dai, Esq.
136-20 38 Avenue, Suite 9F
Flushing, NY 11354
Tel. No.: (718) 888-8880
Fax No.: (718) 888-9270

If to the Subscriber:	To the address set forth immediately below the Subscriber’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

9.7           Removal of Legends.  Upon the earlier of (i) registration for resale as set forth herein, or (ii) an exemption under Rule 144 becoming available, the Company shall (A) deliver to the transfer agent for the Securities (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing Ordinary Shares without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Subscriber that Rule 144 applies to the Ordinary Shares represented thereby or (2) a statement by the Subscriber that such Subscriber has sold the Ordinary Shares represented thereby in accordance with the Plan of Distribution contained in the registration statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act subject to such investor and broker representations and notifications that counsel may reasonably request.  From and after the earlier of such dates, upon a Subscriber’s written request, the Company shall promptly cause certificates evidencing the Subscriber’s securities to be replaced with certificates which do not bear such restrictive legends, and Ordinary Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Ordinary Shares underlying the Warrants.

9.8           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, the Subscriber may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision does not limit the Subscriber’s right to transfer the Ordinary Shares or Warrants pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

9.9           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.10           Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11           No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.12           Equitable Relief.  The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Subscriber.  The Company therefore agrees that the Subscribers are entitled to seek temporary and permanent injunctive relief in any such case.

9.13           Acceptance.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

9.14           Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

9.15           Other Documents.  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

9.16           Public Statements.  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

9.17           Exculpation Among Subscribers.  The Subscriber agrees, acknowledges and understands that it is not relying on any of the other Subscribers in making its investment or decision to invest in the Company.  The Subscriber agrees, acknowledges and understands that none of the other Subscribers nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Units or the execution of or performance under this Agreement, nor shall the Subscriber be liable to the other Subscribers for any action heretofore or hereafter taken or omitted to be taken by the Subscriber in connection with the purchase of the Units or the execution of or performance under this Agreement.

9.18           Press Release and 8-K.  By 8:30 a.m. (New York City time) on the day following the Closing, the Company shall, in consultation with the Lead Investor, issue a press release disclosing the consummation of the transactions contemplated by this Agreement and within four (4) business days following the Closing, the Company shall file a Current Report on Form 8-K with the SEC disclosing such information required by Form 8-K.

9.19           Several Obligations.  The obligations of each Subscriber under any Offering agreements are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Offering agreement.  Nothing contained herein or in any other Offering agreement, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Offering agreements.  Each Subscriber confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Offering agreements, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Subscribers has been provided with the same Offering agreements for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

9.20           Termination. This Agreement may be terminated prior to Closing:

(a)           by written agreement of the Lead Investor and the Company, a copy of which shall be provided to the Escrow Agent; and

(b)           by the Company or a Subscriber (as to itself but no other Subscriber) upon written notice to the other, with a copy to the Escrow Agent, if the Closing shall not have taken place by December 15, 2010, unless extended to a date no later than December 31, 2010 by the mutual consent of the Company and the Lead Investor; provided, that the right to terminate this Agreement under this Section 9.20 (b) shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section 9.20(a) or 9.20(b), each Subscriber shall have the right to a return of up to its entire aggregate Purchase Price for the number of Units set forth on the signature page hereof deposited with the Escrow Agent pursuant to Section 1.3, without interest or deduction. The Company covenants and agrees to cooperate with such Subscriber in obtaining the return of its entire aggregate Purchase Price for the number of Units set forth on the signature page hereof, and shall not communicate any instructions to the contrary to the Escrow Agent.

In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Subscribers. Upon a termination in accordance with this Section 9.20, the Company and the terminating Subscriber(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Subscriber will have any liability to any other Subscriber under the Transaction agreements as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE

Please acknowledge your acceptance of the foregoing Subscription Agreement with China Growth Corporation by signing and returning a copy to the Company whereupon it shall become a binding agreement.

NUMBER OF UNITS  _____________ x   $30.00 per Unit   =   ____________ (the “Purchase Price”)

___________________________________	_____________________________________
Signature	Signature (if purchasing jointly)

___________________________________	_____________________________________
Name Typed or Printed	Name Typed or Printed

___________________________________	_____________________________________
Entity Name	Entity Name

___________________________________	_____________________________________
Address	Address

___________________________________	_____________________________________
City, State and Zip Code	City, State and Zip Code

___________________________________	_____________________________________
Telephone - Business	Telephone - Business

___________________________________	_____________________________________
Telephone – Residence	Telephone – Residence

___________________________________	_____________________________________
Facsimile – Business	Facsimile - Business

___________________________________	_____________________________________
Facsimile – Residence	Facsimile – Residence

___________________________________	_____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:           _____________, 2010

This Subscription Agreement is agreed to and accepted as of ________________, 2010.

CHINA GROWTH CORPORATION

By:
Name: Mingzhuo Tan
Title: Chief Executive Officer

Investor Questionnaire

This Questionnaire must be answered fully and returned along with your completed subscription agreement in connection with your prospective purchase of securities from China Growth Corporation (the “Company”).

The Subscriber represents and warrants that he, she or it comes within category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the subscription agreement between China Growth Corporation and the subscriber signatory thereto (the “Agreement”).

(1)           The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below

☐
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000,excluding the value of such individual’s primary residence, but including indebtedness secured by such primary residence in excess of the value of such primary residence.

☐
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

☐
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by Persons that are accredited Subscribers. (describe entity)

                              ________________________________________________________
                              ________________________________________________________

☐	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

      ______________________________________________________
      ______________________________________________________

☐
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

      ______________________________________________________
      ______________________________________________________

☐
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

☐
The undersigned is an entity (other than a trust) all of the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

                           ______________________________________________________

☐	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

GENERAL INFORMATION

Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business                         or _________                                Home (check one)

Social Security Number:  ____________________________________________________________

Marital Status:  ____________________________________________________________________

(2)       SUITABILITY (please answer each question)

(a)  For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b)  For an individual Subscriber, please describe any college or graduate degrees held by you:
________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:
________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d)  For all Subscribers, please state whether you have you participated in other private placements before:

                                YES_______                                           NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

              Public                                    Private                                 Public or Private
                        Companies                                 Companies                                 [                       ]

Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(g)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(h)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                YES_______                                           NO_______

(i)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                                YES_______                                           NO_______

(j)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                YES_______                                           NO_______

(3)         MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                                  (a)           Individual Ownership
                                  (b)           Community Property
                                  (c)           Joint Tenant with Right of
                                                 Survivorship (both parties must sign)
                                  (d)           Partnership*
                                  (e)           Tenants in Common
                                  (f)           Company*
                                  (g)           Trust*
                                  (h)           Other

*If Units are being subscribed for by an entity, the Certificate of Signatory attached as Exhibit II to the Subscription Agreement must also be completed.

(4)           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

                      Yes _________                                           No __________

If yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm
By: ______________________________
           Authorized Officer
Date: ____________________________

(5)            FOR TRUST SUBSCRIBERS.

A. Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the shares of the Company’s stock in whole or in part through a trust, please answer each of the following questions.

           Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

                                           Yes☐                     No ☐
           Does this investment in the Company exceed 10% of the trust assets?

Yes ☐                  No ☐

B. If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

1.           REVOCABLE TRUSTS

                      Can the trust be amended or revoked at any time by its grantors:

Yes ☐                     No ☐
If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐                   No ☐

                                                                OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2009 and 2008 and is reasonably expected to be in excess of $200,000 for 2010?

Yes☐                  No ☐
                                                                  OR

Income (including income attributable to spouse) was in excess of $300,000 for 2009 and 2008 and is reasonably expected to be in excess of $300,000 for 2010?

                                            Yes ☐                     No ☐

2.           IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

                        Yes ☐                     No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

                                            Yes ☐                   No☐

Indicate how often you invest in:

(i)	Marketable Securities

Often ☐ Occasionally ☐Seldom ☐Never ☐

(ii)	Restricted Securities

Often ☐Occasionally ☐ Seldom ☐Never ☐
(iii)	Venture Capital Companies

Often ☐ Occasionally☐Seldom ☐ Never☐

[Signature Page follows]

By signing this Questionnaire, I hereby confirm the following statements:

           (a) I am aware that the offering of Units will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

           (b) I acknowledge that any delivery to me of the Confidential Private Placement Memorandum relating to the Units prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Units until such determination of suitability shall be made, and I agree that I shall promptly return the Private Placement Memorandum to the Company upon request.

           (c)           My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Units in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date: ________________

_______________________________________________
           (Printed Name)

__________________________________________
           (Signature)

__________________________________________
           (Printed Name of Joint Subscriber)

________________________________________
           (Signature of Joint Subscriber)

SCHEDULE 3.9

Brokers

The Company agreed to issue a total of 700,000 Ordinary Shares on a post - Reverse Split basis to Mr. Karlson Ka Tsun PO and/or its designees as compensation for consulting services rendered in connection with the Company’s Share Exchange Transaction and Financing.

CERTIFICATE OF SIGNATORY

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of ___________, 2010, by and between the Entity and China Growth Corporation (the “Subscription Agreement”), and to purchase and hold the Units (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _____ day of _____________, 2010.

                                                      _______________________________________
 (Signature)